As filed with the Securities and Exchange Commission on August 25, 2003

No. 333-99293

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

to

FORM S-1

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

TSI TELECOMMUNICATION HOLDINGS, LLC

TSI TELECOMMUNICATION SERVICES INC.

TSI TELECOMMUNICATION HOLDINGS, INC.

TSI TELECOMMUNICATION NETWORK

SERVICES INC.

TSI FINANCE INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware Delaware Delaware Delaware	4899 4899 4899 4899 6799	30-0041664 06-1262301 30-0041666 30-0041667 02-0544698
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No)

201 N. Franklin Street, Suite 700

Tampa, Florida 33602

Telephone: (813) 273-3000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Raymond L. Lawless

Chief Financial Officer

201 N. Franklin Street, Suite 700

Tampa, Florida 33602

Telephone: (813) 273-3000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

David J. Ketelsleger, Esq.

McAfee & Taft

10th Floor, Two Leadership Square

Oklahoma City, Oklahoma 73102

Telephone: (405) 235-9621

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒ This post-effective registration statement amends registration statement number 333-99293.

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

ADDITION OF EXHIBIT

This post-effective amendment No. 1 to the Registration Statement was filed to include as an exhibit to registration statement number 333-99293 Ernst & Young’s consent to the use of its reports dated March 7, 2003, with respect to the consolidated financial statements and schedules of TSI Telecommunication Holdings, LLC included in its Annual Report on Form 10-K for the year ended December 31, 2002 in such registration statement and the related prospectus. The reports of Ernst and Young LLP were filed in the Supplement to the Prospectus dated April 4, 2003 filed pursuant to Rule 424(b)(3).

Item 16. Exhibits and Financial Statement Schedules

(a) The following exhibits are filed as part of this registration statement or incorporated by reference herein:

Exhibit No.	Description
*23.1	Consent of Ernst & Young LLP, independent certified public accountants

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TSI Telecommunication Holdings, LLC has duly caused this post-effective amendment no. 1 to registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, on the 25th day of August, 2003.

TSI TELECOMMUNICATION HOLDINGS, LLC

By:	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless Chief Financial Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 1 to registration statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Capacity	Dates

* G. Edward Evans	Chief Executive Officer, President and Manager (Principal Executive Officer)	August 25, 2003

/s/ RAYMOND L. LAWLESS Raymond L. Lawless	Chief Financial Officer and Secretary (Principal Accounting Officer)	August 25, 2003

* David A. Donnini	Manager	August 25, 2003

* Collin E. Roche	Manager	August 25, 2003

Odie C. Donald	Manager	August 25, 2003

Tony G. Holcombe	Manager	August 25, 2003

*	The undersigned, by signing his or her name hereto, does execute this post-effective amendment no. 1 to registration statement on Form S-1 on behalf of the above-named officers and/or directors of the registrant pursuant to the Power of Attorney executed by such officers and/or directors on the signature pages to the registration statement previously filed on September 6, 2002.

By:	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless Attorney-In-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TSI Telecommunication Services Inc. has duly caused this post-effective amendment no. 1 to registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, on the 25th day of August, 2003.

TSI TELECOMMUNICATION SERVICES INC.

By:	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 1 to registration statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Capacity	Dates

* G. Edward Evans	Chief Executive Officer and President (Principal Executive Officer)	August 25, 2003

/s/ RAYMOND L. LAWLESS Raymond L. Lawless	Chief Financial Officer (Principal Accounting Officer)	August 25, 2003

* David A. Donnini	Director	August 25, 2003

* Collin E. Roche	Director	August 25, 2003

* Odie C. Donald	Director	August 25, 2003

Tony G. Holcombe	Director	August 25, 2003

*	The undersigned, by signing his or her name hereto, does execute this post-effective amendment no. 1 to registration statement on Form S-1 on behalf of the above-named officers and/or directors of the registrant pursuant to the Power of Attorney executed by such officers and/or directors on the signature pages to the registration statement previously filed on September 6, 2002.

By:	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless Attorney-In-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TSI Telecommunication Holdings, Inc. has duly caused this post-effective amendment no. 1 to registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, on the 25th day of August, 2003.

TSI TELECOMMUNICATION HOLDINGS, INC.

By:	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless Chief Financial Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 1 to registration statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Capacity	Dates

* G. Edward Evans	Chief Executive Officer, President and Director (Principal Executive Officer)	August 25, 2003

/s/ RAYMOND L. LAWLESS Raymond L. Lawless	Chief Financial Officer and Secretary (Principal Accounting Officer)	August 25, 2003

* David A. Donnini	Director	August 25, 2003

* Collin E. Roche	Director	August 25, 2003

* Odie C. Donald	Director	August 25, 2003

Tony G. Holcombe	Director	August 25, 2003

*	The undersigned, by signing his or her name hereto, does execute this post-effective amendment no. 1 to registration statement on Form S-1 on behalf of the above-named officers and/or directors of the registrant pursuant to the Power of Attorney executed by such officers and/or directors on the signature pages to the registration statement previously filed on September 6, 2002.

By:	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless Attorney-In-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TSI Telecommunication Network Services Inc. has duly caused this post-effective amendment no. 1 to registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, on the 25th day of August, 2003.

TSI TELECOMMUNICATION NETWORK SERVICES INC.

By:	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless Chief Financial Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 1 to registration statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Capacity	Dates

* G. Edward Evans	Chief Executive Officer and President (Principal Executive Officer)	August 25, 2003

/s/ RAYMOND L. LAWLESS Raymond L. Lawless	Chief Financial Officer and Secretary (Principal Accounting Officer)	August 25, 2003

* David A. Donnini	Director	August 25, 2003

* Collin E. Roche	Director	August 25, 2003

* Odie C. Donald	Director	August 25, 2003

Tony G. Holcombe	Director	August 25, 2003

*	The undersigned, by signing his or her name hereto, does execute this post-effective amendment no. 1 to registration statement on Form S-1 on behalf of the above-named officers and/or directors of the registrant pursuant to the Power of Attorney executed by such officers and/or directors on the signature pages to the registration statement previously filed on September 6, 2002.

By:	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless Attorney-In-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, TSI Finance Inc. has duly caused this post-effective amendment no. 1 to registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, on the 25th day of August, 2003.

TSI FINANCE INC.

By:	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 1 to registration statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated:

Signatures	Capacity	Dates

* G. Edward Evans	Chief Executive Officer and President (Principal Executive Officer)	August 25, 2003

/s/ RAYMOND L. LAWLESS Raymond L. Lawless	Chief Financial Officer, Vice President and Director (Principal Accounting Officer)	August 25, 2003

* Collin E. Roche	Director	August 25, 2003

/S/ DARYL J. KING Daryl J. King	Director	August 25, 2003

*	The undersigned, by signing his or her name hereto, does execute this post-effective amendment no. 1 to registration statement on Form S-1 on behalf of the above-named officers and/or directors of the registrant pursuant to the Power of Attorney executed by such officers and/or directors on the signature pages to the registration statement previously filed on September 6, 2002.

By:	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless Attorney-In-Fact